SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2004

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                         A.I. RECEIVABLES TRANSFER CORP.
                           (EXACT NAME OF REGISTRANT)

      DELAWARE                    333-110912                   22-3674608
 -----------------------      ---------------------          ----------------
(STATE OF INCORPORATION)      (COMMISSION FILE NO.)           (IRS EMPLOYER
                                                               IDENTIFICATION
                                                               NUMBER)

                                101 HUDSON STREET
                              JERSEY CITY, NJ 07302
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 631-5400
                          ------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)



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ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
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(c) Exhibit.
    -------

Exhibit 99.1 --     Noteholder Report for AICCO Premium Finance Master Trust
                    (f/k/a AIG Credit Premium Finance Master Trust) dated
                    November 15, 2004.









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
                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                                 A.I. Receivables Transfer Corp.


Date:  November 16, 2004                         By: /s/ Jeffrey Lesnoy
                                                      --------------------------
                                                      Jeffrey Lesnoy
                                                      Authorized Signatory








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
                                  EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------

  99.1  --          Noteholder Report for AICCO Premium Finance Master Trust
                    dated November 15, 2004.











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